UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2006

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file Number)	Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 - Other Events

The following information is disclosed pursuant to Item 8.01- Other Events:

On August 29, 2006, Rowan Companies, Inc. issued a press release announcing a four-well drilling contract offshore Trinidad. The press release is attached as Exhibit 99.1.

On August 31, 2006, Rowan Companies, Inc. issued a press release announcing four-year drilling contracts for two offshore rigs in Saudi Arabia. The press release is attached as Exhibit 99.2.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated August 29, 2006 announcing a four-well drilling contract offshore Trinidad

99.2	Press release of Rowan Companies, Inc. dated August 31, 2006 announcing four-year drilling contracts for two offshore rigs in Saudi Arabia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ROWAN COMPANIES, INC.

                                                                     By: /s/ W. H. WELLS_________________
                                W. H. Wells,
                                Vice President - Finance and Treasurer (Principal Financial Officer)

Dated: September 1, 2006

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated August 29, 2006 announcing a four-well drilling contract offshore Trinidad

99.2	Press release of Rowan Companies, Inc. dated August 31, 2006 announcing four-year drilling contracts for two offshore rigs in Saudi Arabia